POLARIS®
The Way Out.

PRESENTATION MATERIALS DATED

FEBRUARY 5, 2002

Polaris Industries Inc.

- Founded in 1954
- Manufacture a diversified mix of high-quality, high-performance motorized products for recreation and utility use
- Well known brand name
- Product innovation key to success
- Highly productive non-union workforce – 3,600 strong
- National and international distribution system

POLARIS The Way Out.

Strong Business Foundation

Products *(% of 2001 Sales)*

Strengths/Opportunities



ATV's 56%

- $840M business
- Growth opportunities going forward



Snowmobiles 25%

- Maintain #1 leadership position
- Generate cash



PWC 4%

- Minimum investment
- Upside only



Victory 1%

- $300-500MM long-term opportunity
- Superior product features



PG&A 14%

- Highest margin product
- Double in 3 years

Strong Business Foundation

Growth Initiatives (Catalysts)	Strengths/Opportunities
Financial Services	• Rapidly grow retail credit portfolio
International Sales	• Grow from 6% to 10% of revenue • Become closer to our customer
Alliances	• Brand acquisitions/partnerships • Acquisitions/JV's
New Management	• Tom Tiller new CEO in 1999 • Over half of the top managers are new to the company

POLARIS® The Way Out.

Sales
1991-2001

A Consistent Track Record...


$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Dollars (in millions)
$289
$292
$377
$520
$817
$1,104
$1,184
$1,031
$1,181
$1,329
$1,426
$1,512
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
Forecast
3-6%
range

CAGR: 17.9%

POLARIS The Way Out.

Earnings Per Share
1991-2001 *(diluted)* A Consistent Track Record...



20 years of consecutive earnings growth
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$0.81
$0.91
$1.21
$1.98
$2.19
$2.24
$2.45
$2.72
$3.07
$3.50
$3.88
10-13% Increase
$ 4.25 to $4.40
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002 Forecast

CAGR: 17.0%

Historically Not Sensitive to Negative Economic Changes



Net Income (millions)
$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
Consumer Confidence Index
160
140
120
100
80
60
40
20
0
Recession
Recession
Recession
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
Polaris' earnings grew an average of 14% per year from 1989 to 1992
Polaris Net Income
CCI

POLARIS The Way Out.

Product Cost Reduction Efforts


Gross Margin Percentage
23.4 – 23.6%
+60 to +80
Basis Points
24.0%
23.5%
23.0%
22.5%
22.0%
21.5%
22.4%
23.0%
22.8% *
1999
2000
2001
2002
Forecast

* Slight decline in gross margins due to higher ATV promotional costs in 2001

Initiatives taken to improve gross margins include:

- Roseau manufacturing facility redesign
- EDGE snowmobile chassis
- ATV model platform consolidation
- Victory product cost reduced over 20%
- Ryerson acquisition
- Improved purchasing practices/partnerships
- Overall drive to reduce product costs remains intact

Gross Margin Improvements are Sustainable

POLARIS The Way Out.

Cash Flow
Before Changes in Working Capital Items and Deferred Taxes

A Consistent Track Record...



$160
$140
$120
$100
$80
$60
$40
$20
$0
Dollars (in millions)
$40
$46
$59
$87
$89
$95
$97
$107
$115
$127
$147
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001

CAGR: 13.9%

POLARIS The Way Out.

Return on Shareholders Equity

Significantly Above Industry Average



50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
24%
31%
41%
43%
42%
45%
40%
44%
47%
44%
41%
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001

POLARIS
The Way Out.

Debt to Total Capital Ratio

Ample Credit Capacity



30%
25%
20%
15%
10%
5%
0%
0%
0%
0%
0%
25%
18%
13%
12%
19%
19%
7%
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001

POLARIS
The Way Out.

Share Repurchases

Cumulatively to date have repurchased 6.9 million of 9.5 million authorized for a total of $233 million.



In Millions
2.0
1.5
1.0
0.5
0.0
0.5
1.5
1.1
1.5
1.2
1.1
1996
1997
1998
1999
2000
2001
Shares repurchased



In Millions
$60
$50
$40
$30
$20
$10
$0
$14
$40
$38
$52
$40
$49
1996
1997
1998
1999
2000
2001
In dollars

A Solid Investment
Total Return to Investors



December 29, 2000 - December 31, 2001
48.6%
2.6%
-20.8%
-5.4%
-11.9%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
-10.0%
-20.0%
-30.0%
-40.0%
Polaris
Russell 2000
NASDAQ
Dow Jones
S&P 500



December 31, 1996 -December 31, 2001
173.0%
44.5%
53.5%
69.2%
66.2%
180.0%
150.0%
120.0%
90.0%
60.0%
30.0%
0.0%
Polaris
Russell 2000
NASDAQ
Dow Jones
S&P 500

POLARIS The Way Out.

ATV Overview
Market

1992-97	Industry averaged 12% annual growth
1998-99	Industry averaged 23% annual growth
2000	Industry growth 19%
2001	11% growth despite slowing economy
2002	Average annual growth moderate to upper single digits

Worldwide ATV Industry Growth


Year 2001:
11% growth
Units (in thousands)
900
800
700
600
500
400
300
200
100
0
1992 1993 1994 1995 1996 1997 1998 1999 2000 2001

Buyer Profile
- 40% first time buyers
- Male, married, age 41
- Average income $51,000
- Utility-oriented:
  - Farm/Ranch/Hobby 1/3
  - Outdoorsman/Hunting 1/3
  - Recreation 1/3

Product Profile
- Entered ATV market in 1985
- 18 models currently available (not including Youth ATVs)
- Priced competitively – $2,999 to $7,599 ($5,844 average)

Competitors
- Honda, Yamaha, Kawasaki, Suzuki, Arctic Cat, Bombardier

POLARIS The Way Out.

Polaris ATV

Polaris entered ATV market in 1985

Polaris increased retail sales every year since 1989

Polaris ATV Sales


$753
$844
$840
3-5% Growth
In Millions
1999
2000
2001
2002 Forecast

2001 Highlights

- Retail sales up 4% for 2001; wholesale sales lower due to more competitive market place and the Company lowered field inventories
- Introduced new Sportsman 700 Twin in September
- Sportsman 700 Twin named "ATV of the Year" for 2002 by *ATV Magazine*
- Introduced two new models of next generation *RANGER* Super Utility Vehicles
- Introduced first US manufactured ATV engine – the new 4 stroke 700 Twin

Sportsman 700

- Strongest, most powerful ATV - new, durable, heavy duty chassis
- Liquid cooled 700 Twin engine
- Industry-leading independent rear suspension and True On Demand 4x4 drive system
- First Polaris domestic engine in ATVs



POLARIS
The Way Out.

RANGER 4 x 4


RANGER

- Two New Models:
  - Ranger 2x4
  - Ranger 4x4
- High Clearance, Smooth Ride
- Unbeatable Hauling & Towing
- On-Demand True 4 Wheel Drive

VICTORY MOTORCYCLES

Motorcycle Overview
Market

1992-98	Cruisers averaged 15% growth
1999	Cruisers grew 21%
2000	Industry cruiser growth 20% to 220,000 units
2001	19% growth
2002	Average annual growth rate 10% +



Motorcycle Industry Growth
All Motorcycles
Touring
Cruisers
Year 2001 growth for cruisers was 19%
Units (in thousands)
800
700
600
500
400
300
200
100
0
1994
1995
1996
1997
1998
1999
2000
2001

Victory Buyer Profile
- Enthusiasts – owners of multiple bikes
- Current Polaris customers
- Japanese cruiser customers

Victory Product Profile
- Four models – more coming
- Priced below comparable Harley models ($14,000 to $15,000 average)

Competitors (Cruisers)
- Harley-Davidson, Honda, Yamaha, Suzuki, Kawasaki, Indian, Big Dog

POLARIS The Way Out.

Polaris Victory

Victory production started July 4, 1998



Victory Sales
In Millions
$41
$20
$19
In excess of 25%
1999
2000
2001
2002 Forecast

2001 Highlights

- New V92C Deluxe model being well received.
- New "Freedom" engine introduced with 25% more power and 10% better fuel economy
- Introduced the new V92TC Touring Cruiser
- Continued to build the Victory brand through an aggressive events schedule and advertising

VICTORY V92TC
Touring Deluxe



Snowmobile Overview
Market

1993-96	Industry averaged 18% annual growth
1997-00	Industry absorbs growth & poor weather (flat-down)
2001	Approximately flat
2002	Early season sales are better than 2001

Worldwide Snowmobile Industry Growth



Season 2001 growth: about flat
Units (in thousands)
300
250
200
150
100
50
0
1993 1994 1995 1996 1997 1998 1999 2000 2001
Season-end March 31

Buyer Profile
- Age 38 (vs. 41 industry average)
- Average income $61,000
- Performance-oriented: trail-riding, mountain-riding, sport, utility

Product Profile
- 27 models covering all market segments
- Over half of 2002 models in new "EDGE" chassis
- Priced at or below competition – $1,899 to $8,599 ($6,076 average)

Competitors
- Bombardier, Arctic Cat, Yamaha

POLARIS The Way Out.

Polaris Snowmobiles

Polaris has been Industry Market Share Leader for 12 consecutive years

Snowmobile Sales


$322
$311
$380
Down in the single-digit range
In Millions
1999
2000
2001
2002
Forecast

3 Year CAGR: -6%

3 Year Market CAGR: -7%

2001 Highlights

- Sales up 22% over last year
- Innovative *Snow Check Select™* order option program introduced early in the year pulled additional consumer sales into preseason
- Nearly 50% increase in preseason orders over last year
- Introduced the Indy Frontier Touring model, our first full-sized four-stroke engine snowmobile

600 Edge X


POLARIS
X
X
EDGE

Customized Snowmobiles


SNOW
CHECK
SELECT
MARCH 1 - APRIL 16, 2001
POLARIS
The Way Out.



- New program for 2002 model year
- Options include choice of suspension, color, track, engine, shock, reverse and electric start
- Consumer can save up to $1,543 on factory installed custom options
- Pre-order sales up nearly 50% over last year
- Margin of pre-ordered snowmobiles improved due to custom options available

If you can dream it, we can build it!

POLARIS
The Way Out.

PERSONAL WATERCRAFT (PWC)

PWC Overview
Market

1991-1995	Industry grew 30+% annually
1996-2000	Rapid market decline from regulatory and legislative concerns
2001	Industry down 10% to 115,000 units
2002+	Modest industry growth resumes after economy improves

Worldwide PWC Industry Growth



Legislative and regulatory concerns
Units (in thousands)
300
250
200
150
100
50
0
1992 1993 1994 1995 1996 1997 1998 1999 2000 2001

Buyer Profile

- Age 41
- Average household income $95,000+
- Stability-oriented: Trend to 3 and 3+ passenger models

Product Profile

- Seven models
- Competitive pricing
- $5,999 to $9,499 ($7,912 avg.)
- Larger, cleaner and more quiet trend

Competitors

- Bombardier, Yamaha, Kawasaki

POLARIS The Way Out.

Polaris PWC

First manufacturer with a model (Genesis i) that complies with EPA's 2006 emission standards

Polaris PWC Sales


$68
$62
$54
Down mid-single digit range
In Millions
1999
2000
2001
2002 Forecast

3 Year CAGR: 2%

2001 Highlights

- Inventories remain at manageable levels
- Gained market share in 2000-2001 season
- Introduced new entry-level boat called "Freedom"
- Expanded direct injection technology into additional models
- Launched new stand-up race-only model, the "Octane", to build excitement among enthusiasts

POLARIS The Way Out.

FREEDOM


POLARIS
Freedom

Polaris PG&A

Polaris PG&A Sales


In Millions
$158
$183
211
10-15% growth
1999
2000
2001
2002
Forecast

3 Year CAGR: 15%

2001 Highlights

- Wholesale sales up 15%
- Introduced more than 1,000 new products
- Upgrading service and product quality across the line
- Leveraging expanded product line, sales force, and installed product base of over 2 million current Polaris owners

POLARIS The Way Out.

PARTS, GARMENTS AND ACCESSORIES (PG&A)

PG&A Business Overview
Polaris

- Highest margin business (almost double corporate average)
- Has grown 52% since 1998 (greater focus placed on product line and quality)

2001 Sales Breakdown



Parts 51%
Accessories 38%
Apparel 11%
Snowmobiles 40%
Victory 2%
Non-Product 9%
PWC 4%
ATV / *RANGER* 45%

POLARIS The Way Out.



PURE
POLARIS

HUNTING



AGRICULTURAL



HOME OWNER



POLARIS
The Way Out.

PROFESSIONAL SERIES

Polaris Professional Series Workmobiles™



Polaris ASL 300 (All Surface Loader)



Utility Task Vehicles (UTV) 2x4, 4x4, 6x6



ATV Pro 4x4, 6x6

- Expanded line of commercial and utility vehicles
- 2002 potential sales of approximately $25 million
- Additional products to be added soon
- Long-term opportunity to be a significant segment of our overall business

POLARIS The Way Out.

Growth Initiative
Financial Services

Polaris Financial Services

Wholesale Financing

- Polaris Acceptance JV with Transamerica
- Provides floor plan financing for about 1,700 dealers in U.S.

Retail Financing

- Partnered with Household
- Provides consumer financing
- Currently financing about 12% of machines sold

Extended Service Contracts

- Fee income from contracts written
- Partnered with Virginia Surety
  A subsidiary of AON
- No warranty risk to Polaris

Consumer & Dealer Insurance

- Fee income from contracts written
- Partnered with Markel American Insurance and K&K Insurance
- No insurance risk to Polaris

POLARIS The Way Out.

Financial Services

Wholesale Financing



Loan Receivables
December 31,
Millions
$600
$500
$400
$300
$200
$100
$-
$472
$502
$551
1999
2000
2001

Retail Financing



Loan Receivables
December 31,
Millions
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$-
$50
$100
$181
1999
2000
2001

POLARIS The Way Out.

Financial Services

Income from Financial Services


Millions
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$9.7
$14.4
$14.4
1999
2000
2001
2002
Forecast
Down approx. 10% due to lower interest rates

Avg. Return on Investment	30%	33%	28%

3 Year CAGR: 23%

Future goals:

- Create "one stop shopping" for consumers
- Expect penetration rates to improve
- Significant long-term profit potential
- Using expertise of experienced providers to minimize risk

POLARIS The Way Out.

Financial Services

Wholesale Financing – Polaris Acceptance

- Provides floor plan financing to Polaris' dealers in the U.S.

Business Structure	Potential Benefits/Risks
▪Equal partnership with Transamerica called **Polaris Acceptance (PA)** ▪Formed in 1996 and has operated at a profit each year ▪Receivables are funded 85% by Transamerica debt and15% by cash equity (shared equally). Polaris' share of equity at December 31, 2001 was $41 million. ▪92% of the receivables portfolio is secured by the whole good units. ▪PA has 24 employees who underwrite dealers, service delinquent accounts and perform other collection functions. Transamerica provides systems support and conducts floor plan audits.	▪Polaris shares 50% of the income or losses generated by the portfolio. ▪Historically, Polaris has agreed to repurchase products repossessed by PA up to an annual amount of 15% of the prior year's average month end receivable balance (approx. $70 million fro 2002) ▪Polaris' repurchase exposure is limited to the difference between the amount paid to PA and amount received on the resale of repossessed product. Historical losses have been minimal. ▪Polaris does not guarantee outstanding indebtedness of Transamerica related to the PA portfolio. Polaris' liability is limited to its investment and repurchase obligation. ▪Polaris shares 50% in dealer credit losses which have averaged less than 3 tenths of one percent (.3%) of the portfolio over the 6 years of the partnership.

POLARIS® The Way Out.

Financial Services

Retail Financing - Household

- Provides private label retail credit to Polaris' consumers through Polaris dealers in U.S.

Business Structure	Polaris benefits/Risks
▪Beginning in 1999 retail credit was extended through the Transamerica/Polaris Acceptance partnership. In October 2001 the retail portfolio was purchased by **Household International.** ▪50-50 income sharing arrangement with Household International. ▪Household provides similar financing for companies such as Best Buy, Mitsubishi, Yamaha and Kawasaki. ▪Receivables are funded 85% by Household debt and 15% by cash investment (shared equally). Polaris' investment at December 31, 2001 was $12 million. ▪Household underwrites the portfolio, provides documents, trains dealers, collects the receivables and constantly monitors the portfolio to establish loan loss reserves.	▪Polaris shares 50% of the income or losses generated by the portfolio. The retail portfolio was profitable in 2001. ▪Either party has the right to terminate the agreement if profitability falls below certain minimum levels. ▪Polaris' liability is limited to its investment plus an aggregate amount of not more than $15 million. ▪ Receivable losses have averaged less than 3%. Losses are anticipated to increase up to industry averages (approx. 5%) as the portfolio matures. Current loss reserves are adequate.

POLARIS The Way Out.

Growth Initiative
International Opportunities

- Goal to grow from 6% of sales to 10% by 2005
- Purchased Australian/New Zealand and France distributors
- Hired new international VP
- Increased sales 43% to $88 million in 2001 from 1998
- Sales up 6% in 2001.



Winnipeg, Manitoba, Canada
Roseau, Minnesota
Osceola, Wisconsin
Passy, France
Medina, Minnesota
Spirit Lake, Iowa
Vermillion, South Dakota
Ballarat, Victoria, Australia

POLARIS
The Way Out.

Building A Dominant Brand

Polaris Brand Promise:

Polaris promises you a better riding experience that allows you to get away with an unequalled feeling of freedom.

Polaris Themeline:

"The Way Out."

POLARIS The Way Out.

Building a Dominant Brand

- **Marketing and Advertising - our promise to customers**
  - Clean, sustainable positioning
  - Reinforced with consistent advertising, promotions and partnerships to surround the customer
- **Distribution – the in-store experience**
  - Drive toward consistently outstanding customer satisfaction
  - Larger, more profitable, better managed dealerships supported consistently by Polaris
- **Product – the real world**
  - Outstanding product and service quality
  - Industry leading innovation delivered at lightening speed
- **Employee Owners – our contacts with customers**
  - Passionate enthusiasts who live the riding experience
- **Time**

Result…

Increased market share, higher repurchase rates and premium pricing

Upgrading Distribution Channels

Today...




HYPER TOYS


POLARIS



POLARIS
The Way Out.

Upgrading Distribution Channels

The goal…


POLARIS
AMERICA



- Drive toward consistently outstanding customer satisfaction
- Larger, more profitable, better managed dealerships supported consistently by Polaris through:
  - Co-op advertising program
  - Store Merchandising program
- Historically have seen an average increase of 40% in sales for multi-line remodeled stores using new design

POLARIS The Way Out.

How Are We Doing So Far?

3Q96 to 1Q98

	% Sales Growth	% EPS Growth
3Q96	3 %	-15 %
4Q96	5	2
1Q97	-19	-8
2Q97	-21	-16
3Q97	-2	44
4Q97	-6	15
1Q98	-7	-27
Average	*-7 %*	*-1 %*

2Q98 to 4Q01

	% Sales Growth	% EPS Growth
2Q98	10 %	12 %
3Q98	23	18
4Q98	18	26
1Q99	13	13
2Q99	18	9
3Q99	8	13
4Q99	12	16
1Q00	14	14
2Q00	6	13
3Q00	2	13
4Q00	8	15
1Q01	5	7
2Q01	5	6
3Q01	7	11
4Q01	6	15
Average	*10 %*	*13 %*

POLARIS The Way Out.

In Summary…..
Why Buy Polaris?

- ✓ 48 year track record
  - 20 consecutive years of earnings growth
  - 15 consecutive quarters of sales & EPS growth
- ✓ Proven product and marketing capability
- ✓ Strong brand
- ✓ Strong balance sheet
- ✓ Extensive engineering, manufacturing and purchasing resources
- ✓ Significant operating scale
- ✓ Strong, experienced management team
- ✓ Growing markets with good positions in snowmobiles and ATVs

1995 Private Securities Reform Act

Polaris Industries Inc. Disclosure Statement

Our presentation and responses to your questions may contain certain statements which may be considered forward looking for the purposes of the Private Securities Reform Act of 1995. We caution you that actual results could differ materially from those projected in a forward looking statement which by their nature involve risk that results may differ from those anticipated. Additional information concerning the factors that could cause results to differ materially from those anticipated may be found in Polaris' annual report, 10-K, 8-K, 10-Q and form S-3 registration statements.